UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2023

BLOOM ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

001-38598

(Commission File Number)

Delaware	77-0565408
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

4353 North First Street, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 543-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class(1)	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	BE	New York Stock Exchange

(1)     The registrant’s Class B Common Stock is not registered but is convertible into shares of Class A Common Stock at the election of the holder.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2023 Annual Meeting of Stockholders of Bloom Energy Corporation (the “Company”) was held on May 17, 2023 (the “Annual Meeting”). Holders of the Company’s Class A common stock were entitled to one vote for each share of Class A common stock and holders of the Company’s Class B common stock were entitled to ten votes for each share of Class B common stock held as of the close of business on March 22, 2023. The stockholders voted on the following three proposals as described below:

Proposal 1 - Election of Two Class II Directors to the Company’s Board of Directors

The two individuals listed below were elected at the Annual Meeting to serve on the Board of Directors (the “Board”) for three-year terms expiring at the 2026 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified.

Name	For	Withheld	Broker Non-Votes
Jeffrey Immelt	255,750,500	7,059,999	31,798,636
Eddy Zervigon	210,201,055	52,609,444	31,798,636

Michael J. Boskin, Mary K. Bush, John T. Chambers and KR Sridhar will continue to serve as members of the Board until the expiration of their respective terms or until their respective successors have been duly elected and qualified.

Proposal 2 - Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

Proposal 2 was to approve, on an advisory basis, the compensation of the Company’s named executive officers for fiscal year 2022, as described in the Company’s 2023 Proxy Statement. This proposal was approved.

For	Against	Abstentions	Broker Non-Votes
246,410,496	16,102,281	297,722	31,798,636

Proposal 3 - Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023

Proposal 3 was to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. This proposal was approved.

For	Against	Abstentions	Broker Non-Votes
294,259,833	177,078	172,224	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLOOM ENERGY CORPORATION

Date: May 23, 2023	By:	/s/ Shawn M. Soderberg
Shawn M. Soderberg
EVP, General Counsel and Secretary